UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 15, 2013

HUMAN PHEROMONE SCIENCES, INC.

(Exact name of Registrant as specified in its charter)

CALIFORNIA	0-23544	94-3107202
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

84 W. SANTA CLARA STREET, SUITE 720, SAN JOSE, CALIFORNIA 95113

(Address of principal executive offices)                                                 (Zip code)

Registrant’s telephone number, including area code: (408) 938-3030

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2013 Mr. Robert Marx informed the Board of Directors of Human Pheromone Sciences, Inc. (the “Company”) of his resignation effective immediately for personal reasons. Mr. Marx, who has served as an independent director of the Company since October 1994.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN PHEROMONE SCIENCES, INC.

Date: January 16, 2013	By:	/s/ William P. Horgan
William P. Horgan, Chief Executive Officer

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